PROPERTY PURCHASE  AGREEMENT made as of April 26, 2010.

BETWEEN: 	AmeriLithium Corporation a corporation duly incorporated
under the laws of Nevada, having a place of business at 297 Kingsbury Grade, Lake Tahoe, Nevada 89449-4470 USA represented for the purposes hereof by Matthew Worrall, duly authorized as he so declares;

(hereinafter referred to as "AmeriLithium" or "Buyer")

AND:	Nevada Alaska Mining Company, Inc., Robert Craig, Barbara Anne
Craig and Elizabeth Dickman are collectively the "Seller", having a place of business at 865 Franklin Ave, Lovelock, NV 89419, represented for the purposes hereof by Robert Craig, duly authorized as he so declares;

 (hereinafter referred to as the "Seller")
 (collectively, the "Parties" and each of them, a "Party")

RECITALS:

WHEREAS the Seller owns a 100% interest (the "Interest") in mining claims located in the State of Nevada, known as the Property (the
"Property") (the list of mining claims comprising the Property is attached hereto as Schedule A);

WHEREAS  the Buyer desires to purchase the Property;

WHEREAS the Parties have agreed to complete the following transaction relating to the Property on the terms and subject to the conditions set forth in this Agreement (collectively, the "Transaction")

THEREFORE, the Parties agree as follows:

ARTICLES 1 - INTERPRETATION

1.1  Definitions

Whenever used in this Agreement, the following words and terms shall have the meanings set out below:

"Agreement" means this Property Acquisition Agreement and all instruments supplementing or amending or confirming this Agreement and references to "Article" or "Section" mean and refer to the specified Article or Section of this Agreement;

"Business Day" means a day, other than a Saturday or Sunday, on which the principal commercial banks are open for business during normal banking hours;

"Closing Date" shall have the meaning ascribed thereto in Section 2.2;

"Common Shares" means common shares in the capital of AmeriLithium as presently constituted;

"Exchange" means the applicable Exchange jurisdiction for each Party under which each Party is a reporting issuer whose shares are listed for trading.

"Governmental Body" means any government, legislature, or any regulatory authority, agency, commission or board of any government or legislature, or any court or (without limitation to the foregoing) any other law, regulation or rule-making entity (including any central bank, fiscal or monetary authority or authority regulating banks), having or purporting to have jurisdiction in the relevant circumstances, or any Person acting or purporting to act under the authority of any of the foregoing (including any arbitrator);

"Interest" shall have the meaning ascribed thereto in the Recitals;

"Mining Act" means the Mining Act for the jurisdiction of the Property and the regulations adopted thereunder;

"NSR" or "Net Smelter Return" is the royalty calculated on the gross revenue less the freight to point of sale of the mineral; paid quartley within 30 days of the end of the quarter;

"Notice" shall have the meaning ascribed thereto in Section 6.1;

"Parties" and "Party" shall have the meanings ascribed thereto in the preamble;

"Person" means any individual, partnership, limited partnership, joint venture, syndicate, sole proprietorship, company or corporation with or without share capital, unincorporated association, trust, trustee, executor, administrator or other legal personal representative or Governmental Body;

"Property" shall have the meaning ascribed thereto in the Recitals;

"Time of Closing" shall have the meaning ascribed thereto in Section
2.2;

"Transactions" shall have the meaning ascribed thereto in the Recitals;
and

1.2  Certain Rules of Interpretation

In this Agreement:
(a) Time - time is of the essence in the performance of the Parties' respective obligations;

(b) Currency - unless otherwise specified, all references to money amounts are to United States currency;

(c) Headings - descriptive headings of Articles and Sections are inserted solely for convenience of reference only and are not intended as complete or accurate descriptions of the content of such Articles or Sections;

(d) Singular, etc. - use of words in the singular or plural, or with a particular gender, shall not limit the scope or exclude the application of any provision of this Agreement to such person or persons or circumstances as the context otherwise permits;

(e) Business Day - whenever payment is to be made or action to be taken under this Agreement is required to be made or taken on a day other than a Business Day, such payment shall be made or action taken no later then the next Business Day following such day;

(e) Inclusion - where the words "including" or "includes" appear in this Agreement, they mean "including (or includes) without limitation";

(f) Reference to law - Any reference to a law is a reference to such law as in force from time to time, including (i) modifications thereto,
(ii) any regulation, decree, order or ordinance enacted thereunder and
(iii) any law that may be passed which has the effect of supplementing, re-enacting or superseding the law to which it is referred; and

(g)  Reference to numbering - Any reference to a numbered or lettered section in this Agreement is a reference to the section bearing that number or letter in this Agreement and a reference to "this" section means the section in which such reference appears.

1.3  Severability

If any provision of this Agreement is determined to be void or unenforceable, in whole or in part, it shall be deemed not to affect or impair the validity of any other provision of this Agreement.

1.4  Entire Agreement

Upon the Parties' execution of this Agreement, this Agreement shall constitute the entire agreement between the Parties pertaining to the subject matter of this Agreement and shall supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties, including, without limitation, the letter of intent. There are no warranties, representations or other agreements between the Parties in connection with the subject matter of this Agreement except as specifically set forth in this Agreement. No supplement, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the Party to be bound thereby.

1.5  Applicable Law
This Agreement shall be governed in all respects by the laws in force in the State of Nevada, inter alia having regards to its formation, existence, validity, effect, interpretation, execution, violation and termination.



ARTICLE 2 - PROPERTY INTEREST

2.1  Purchase and Sale

Subject to Section 2.3, the Parties agree to complete the Transactions as follows:

(a) The Seller shall assign, transfer and sell to AmeriLithium, all of its rights, titles and interests in and to the Property except as stated in 2.1 (b) (vi) below effective as of Closing;

(b)  In consideration of the purchase, AmeriLithium agrees to:

  (i) Pay the Seller on or before May 3, 2010 $50,000 dollars by bank draft or certified check with funds made payable to Nevada Alaska Mining Co., Inc.; and

  (ii) Pay the Seller on or before June 2, 2010 an additional $25,000 dollars by bank draft or certified check with funds made payable to Nevada Alaska Mining Co., Inc.; and

  (iii) Pay the Seller on or before July 2, 2010 an additional $25,000 by bank draft or certified check with funds made payable to Nevada Alaska Mining Co., Inc.; and

  (iv)  Pay the Seller on or before August 1, 2010 an additional
$25,000 by bank draft or certified check with funds made payable to Nevada Alaska Mining Co., Inc.; and

  (v) Issue on or before August 1, 2010 a total of 400,000 Common Shares to the Seller made out as follows:

  100,000 common shares to Nevada Alaska Mining Co., Inc.
  100,000 common shares to Robert Craig
  100,000 common shares to Barbara Anne Craig
  100,000 common shares to Elizabeth Dickman, and

  (vi) Grant a 2% Net Smelter Royalty (NSR) to the Seller whereby 1% of the NSR is subject to buyback at any time by AmeriLithium for $500,000.

2.2  Closing Date

Closing of the Transactions will be completed at the offices of the Seller, 865 Franklin Ave, Lovelock, NV 89419; on or before August 1, 2010 at 2 pm. (Nevada time) (the "Time of Closing") or at such other place or time as may be mutually agreed upon by the Parties (the "Closing Date"). As of Closing:

(a)  The Seller shall have received:
  (i)  certified checks or bank drafts totaling $125,000
  (ii) share certificates representing 400,000 Common Shares dated no later than the closing date.

(b)  The Buyer shall receive:
  (i) a duly executed deed evidencing the transfer of a 100% interest in the Property from the Seller in favor of AmeriLithium, in the form prescribed by the laws of Nevada less royalty per 2.1 (b) (vi), together with any other documents necessary or useful for such transfer. AmeriLithium shall be responsible to pay any statutory or administrative fee or duty in relation to such transfer of mining rights and to the registration thereof.

2.3  Conditions of Sale
(a) The Parties hereby acknowledge and agree that the completion of the Transactions is conditional upon AmeriLithium obtaining any necessary approvals of the Exchange and providing copies of any correspondence with the Exchange in respect thereto to the Seller.

(b) It is also conditional upon AmeriLithium being satisfied with its title due diligence of the Property. Should AmeriLithium not advise the Seller of a material defect in title by April 30, 2010, AmeriLithium shall be deemed to have waived all rights to its title due diligence. Upon the completion, or deemed completion, of AmeriLithium's title due diligence and the obtainment of any necessary approvals of the Exhange, this Agreement shall be executed.

(c) If this transaction does not close then any money paid to Seller shall be non-refundable.

2.4  Acknowledgements of the Parties

The Parties hereby acknowledge and agree as follows:

(a) the Common Shares are subject to a statutory hold period of not less than six (6) months and one day from the date of issue;

(b) the certificate representing the Common Shares will be endorsed with a legend setting out resale restrictions under applicable securities legislation;

(c) the Seller is solely responsible for compliance with applicable hold periods and resale restrictions; and

(d) effective at the Closing Time, all other agreements between the Parties relating to the Property (other than as contemplated herein) shall be terminated.

2.5  Covenants

Subject to the Closing Date occurring, the Seller covenants and agrees to deliver to:

(a) AmeriLithium all data relating to the Property in its control or possession (whether in paper or digital form), except for any information which cannot be disclosed pursuant to any statutory or regulatory requirement or any confidentiality agreement previously entered into in good faith, as the case may be.

(b) to make and do all such further acts and things to execute and deliver such instruments, agreements and documents prepared by or on behalf of AmeriLithium as it shall consider necessary to give effect to the transfer of the Property.

ARTICLE 3 - REPRESENTATIONS AND WARRANTIES OF AMERILITHIUM

AmeriLithium hereby represents, warrants and covenants (which representations, warranties or covenants shall survive the Closing Date for a period of two years) as follows:

3.1  Incorporation

AmeriLithium is a valid and subsisting corporation duly incorporated and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to carry on its business as presently conducted and as presently proposed to be conducted, and to own, lease and operate all of its assets.

3.2  Capitalization

The authorized capital of AmeriLithium consists of 150,000,000 Common Shares. When issued in accordance with the terms of this Agreement, the Common Shares issued hereunder will be duly issued and outstanding as fully paid and non-assessable shares of AmeriLithium.

3.3  No Conflict

The entering into of this Agreement by AmeriLithium and the consummation of the Transactions contemplated hereby does not and will not conflict with and does not and will not result in a breach of any of the terms, conditions or provisions of the constating documents or by-laws of AmeriLithium or any statute, law or regulation applicable to AmeriLithium or any agreement or instrument to which AmeriLithium is a party.

3.4  Due Authorization

This Agreement and the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of AmeriLithium and constitute valid obligations of AmeriLithium legally binding upon it and enforceable against it in accordance with its terms, subject however to the usual limitations with respect to enforcement imposed by law in connection with bankruptcy or similar proceedings and the availability of equitable remedies. AmeriLithium has all corporate power and authority necessary to complete the Transactions.

3.5  Reporting Issuer Status

AmeriLithium is a reporting issuer under the Exchange Act of 1934, is current and up-to-date in all material respects with all filings required to be made pursuant to applicable securities laws and is not included on the list of defaulting reporting issuers maintained by the respective securities commissions in such jurisdictions.

3.6  Public Listing

The issued and outstanding Common Shares of AmeriLithium Corporation are listed for trading on the OTC-BB.

3.7  No Cease Trade Order

No order ceasing or suspending trading in the Common Shares nor prohibiting the sale of such securities has been issued by any securities commission to AmeriLithium or its directors, officers or promoters which is currently in effect, and to the best of AmeriLithium's knowledge, no such investigations or proceedings for such purposes are pending or threatened.

3.8  Compliance with Applicable Laws

AmeriLithium is conducting its business, in all material respects, in compliance with all applicable laws (including applicable laws respecting environmental matters).



ARTICLE 4 - REPRESENTATIONS AND WARRANTIES OF THE SELLER

The Seller hereby represents, warrants and covenants (which representations, warranties or covenants shall survive the Closing Date for a period of one year) as follows.

4.1  Authority Incorporation

The Seller has all requisite power and authority to carry on its business as presently conducted and as presently proposed to be conducted, and to own, lease and operate all of its assets.

4.2  No Conflict

The entering into of this Agreement by the Seller and the consummation of the Transactions contemplated hereby does not and will not conflict with and does not and will not result in a breach of any of the terms, conditions or provisions of the constating documents or by-laws of the Seller or any statute, law or regulation applicable to the Seller or any agreement or instrument to which the Seller is a party.

4.3  Due Authorization

This Agreement and the Transaction contemplated hereby have been duly authorized by all necessary corporate action on the part of the Seller and constitute valid obligations of the Seller legally binding upon it and enforceable against it in accordance with its terms, subject however to the usual limitations with respect to enforcement imposed by law in connection with bankruptcy or similar proceedings and the availability of equitable remedies. The Seller has all corporate power and authority necessary to complete the Transaction.

4.4  Residency

Nevada Alaska Mining Company, Inc. is incorporated under the laws of Nevada; Robert Craig, Barbara Anne Craig and Elizabeth Dickman are US citizens.

4.5  Property Representations

(a) The Seller is the sole beneficial owner of a 100% undivided interest in the Property, free and clear of all royalties, liens, charges and encumbrances of any kind.

(b) Except as expressly stated in this agreement, seller does not make any express or implied representations, statements, warranties, or conditions of any kind or nature whatsoever concerning the property, including (without limiting the generality of the foregoing) any warranties regarding the ownership, condition, quantity and/or quality of any or all of the property including minerals contained or discoveries of any minerals made.

(c) The Seller does not have any information or knowledge of any actions, suits, investigations or proceedings before any court, arbitrator, administrative agency or other tribunal or governmental authority, whether current, pending or threatened, which directly relate to or affect the Property.

ARTICLE 5 - INDEMNIFICATION

5.1  Indemnification

(a) The representations and warranties given in Article 3 and Article 4 constitute conditions on which the Parties have relied in entering into this Agreement.

ARTICLE 6 - GENERAL

6.1  Notices
Any notice or other writing required or permitted to be given under this Agreement or for the purposes of this Agreement (in this Section referred to as a "Notice") shall be in writing and shall be sufficiently given if delivered, or if sent by prepaid registered mail or if transmitted by facsimile or other form of recorded communication tested prior to transmission to such Party:

(a)  in the case of a Notice to the Seller at:

Nevada Alaska Mining Company, Inc., Robert Craig,
Barbara Anne Craig, Elizabeth Dickman
P.O. Box 1148
Lovelock, Nevada  89419-1148

Attention: Mr. Robert Craig
Phone: (775) 273-2022
Facsimile: (775) 273-2022

For courier service (FedEx, UPS or DHL):

Nevada Alaska Mining Co., Inc.
865 Franklin Ave
Lovelock, Nevada 89419

(b)  in the case of a Notice to AmeriLithium Corporation at:

AmeriLithium Corporation
297 Kingsbury Grade
Lake Tahoe, Nevada  89449-4470

Attention: Mr. Matthew Worrall
Phone:  (775) 996-2210
Facsimile: (775) 996-2212

(c) or at such other address as the Party to whom such Notice is to be given shall have last notified the Party giving the same in the manner provided in this Section 6.1. Any Notice delivered to the Party to whom it is addressed as provided above shall be deemed to have been given and received on the day it is so delivered at such address, provided that if such day is not a Business Day then the Notice shall be deemed to have been given and received on the next Business Day. Any Notice sent by prepaid registered mail shall be deemed to have been given and received on the fifth Business Day following the date of its mailing. Any Notice transmitted by facsimile or other form of recorded communication shall be deemed given and received on the first Business Day after its transmission.

6.2  Further Assurances

The Parties shall with reasonable diligence, do all such things and provide all such reasonable assurances as may be required to consummate the transactions contemplated by this Agreement, and each Party shall provide such further documents or instruments required by the other Party as may be reasonably necessary or desirable to effect the purpose of this Agreement and carry out its provisions.

6.3  Counterparts and Execution by Facsimile

This Agreement may be executed by the Parties in separate counterparts each of which when so executed and delivered to the other Party shall be deemed to be and shall be read as a single agreement among the Parties. In addition, execution of this Agreement by either of the Parties may be evidenced by way of a faxed transmission of such Party's signature (which signature may be by separate counterpart) or a photocopy of such faxed transmission, and such faxed signature, or photocopy of such faxed signature, shall be deemed to constitute the original signature of such Party to this Agreement.

6.4  Expenses

Each of the Parties shall be responsible for their own expenses in connection with the Transactions.

6.5   Amendment

This Agreement may not be amended or modified except by a written document executed by each of the Parties.

6.6  Waiver

(a) No failure on the part of any Party to exercise, no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement shall operate as a waiver thereof.

(b) Except as otherwise expressly provided for herein, no waiver of any provision of this Agreement or consent to any departure by any Party from any provision of this Agreement shall in any event be effective unless it is confirmed in writing, and such waiver or consent shall be effective only in the specific instance, for the specific purpose and for the specific length of time for which it is given.

(c) The single or partial exercise of any right, power or privilege under this Agreement shall not preclude any other or further exercise thereof.

6.7  Binding Effect

This Agreement shall be binding upon the Parties and their respective successors and permitted assigns upon signature by both Buyer and Seller.

IN WITNESS OF WHICH the Parties have duly executed this Agreement as of the date first written above.

Nevada Alaska Mining Company, Inc.,     AmeriLithium Corporation
Robert Craig, Barbara Anne Craig and
Elizabeth Dickman





Per: /s/Robert Craig                    Per: /s/Matthew Worrall
--------------------                    -----------------------
Mr. Robert Craig   Mr. Matthew Worrall, President&CEO



                           SCHEDULE A
                           PROPERTY

Clayton Deep, consisting of approximately 5,280 acres
-----------------------------------------------------
CD # 1 thru CD # 66, Association Placer Claim Group, Location Notices Recorded in Esmeralda County, Nevada:

CD # 1 located February 7, 2010, E2NE4S25, T3S, R38E, MDB &M, Book 290,
Page 0378
CD # 2 located February 7, 2010, W2NE4S25, T3S, R38E, MDB &M, Book 290,
Page 0379
CD # 3 located February 7, 2010, E2NW4S25, T3S, R38E, MDB &M, Book 290,
Page 0380
CD # 4 located February 7, 2010, W2NW4S25, T3S, R38E, MDB &M, Book 290,
Page 0381
CD # 5 located February 7, 2010, E2NE4S26, T3S, R38E, MDB &M, Book 290,
Page 0382
CD # 6 located February 7, 2010, W2SE4S26, T3S, R38E, MDB &M, Book 290,
Page 0383
CD # 7 located February 7, 2010, E2SE4S26, T3S, R38E, MDB &M, Book 290,
Page 0384
CD # 8 located February 7, 2010, W2SW4S25, T3S, R38E, MDB &M, Book 290,
Page 0385
CD # 9 located February 7, 2010, E2SW4S25, T3S, R38E, MDB &M, Book 290,
Page 0386
CD # 10 located February 7, 2010, W2SE4S25, T3S, R38E, MDB &M, Book
290, Page 0387
CD # 11 located February 7, 2010, E2SE4S25, T3S, R38E, MDB &M, Book
290, Page 0388
CD # 12 located February 7, 2010, Lot 3,4S30, T3S, R38E, MDB &M, Book 290, Page 0389
CD # 13 located February 7, 2010, Lot 1,2S25, T3S, R38E, MDB &M, Book 290, Page 0390
CD # 14 located February 7, 2010, E2NE4S36, T3S, R38E, MDB &M, Book
290, Page 0391
CD # 15 located February 7, 2010, W2NE4S36, T3S, R38E, MDB &M, Book
290, Page 0392
CD # 16 located February 7, 2010, E2NW4S36, T3S, R38E, MDB &M, Book
290, Page 0393
CD # 17 located February 7, 2010, W2NW4S36, T3S, R38E, MDB &M, Book
290, Page 0394
CD # 18 located February 7, 2010, E2NE4S55, T3S, R38E, MDB &M, Book
290, Page 0395
CD # 19 located February 7, 2010, W2NE4S35, T3S, R38E, MDB &M, Book
290, Page 0396
CD # 20 located February 7, 2010, E2SE4S35, T3S, R38E, MDB &M, Book
290, Page 0397
CD # 21 located February 7, 2010, W2SW4S36, T3S, R38E, MDB &M, Book
290, Page 0398
CD # 22 located February 7, 2010, E2SW4S36, T3S, R38E, MDB &M, Book
290, Page 0399
CD # 23 located February 7, 2010, W2SE4S36, T3S, R38E, MDB &M, Book
290, Page 0400
CD # 24 located February 7, 2010, E2SE4S36, T3S, R38E, MDB &M, Book
290, Page 0401
CD # 25 located February 7, 2010, Lot 3,4S31, T3S, R38E, MDB &M, Book 290, Page 0402
CD # 26 located February 7, 2010, E2NE4S30, T3S, R39E, MDB &M, Book
291, Page 0335
CD # 27 located February 13, 2010, W2NE4S30, T3S, R39E, MDB &M, Book 291, Page 0336
CD # 28 located February 13, 2010, E2NW4S30, T3S, R39E, MDB &M, Book 291, Page 0337
CD # 29 located February 13, 2010, Lot 1,2 S30, T3S, R39E, MDB &M, Book 291, Page 0338
CD # 30 located February 13, 2010, E2SW4S30, T3S, R39E, MDB &M, Book 291, Page 0339
CD # 31 located February 13, 2010, W2SE4S30, T3S, R39E, MDB &M, Book 291, Page 0340
CD # 32 located February 13, 2010, E2SE4S30, T3S, R39E, MDB &M, Book 291, Page 0341
CD # 33 located February 13, 2010, E2NE4S31, T3S, R39E, MDB &M, Book 291, Page 0342
CD # 34 located February 13, 2010, W2NE4S31, T3S, R39E, MDB &M, Book 291, Page 0343
CD # 35 located February 13, 2010, E2NW4S31, T3S, R39E, MDB &M, Book 291, Page 0344
CD # 36 located February 13, 2010, E2SW4S31, T3S, R39E, MDB &M, Book 291, Page 0345
CD # 37 located February 13, 2010, W2SE4S31, T3S, R39E, MDB &M, Book 291, Page 0346
CD # 38 located February 13, 2010, E2SE4S31, T3S, R39E, MDB &M, Book 291, Page 0347
CD # 39 located February 13, 2010, Lot 1,SE4NE4S6, T4S, R39E, MDB &M, Book 291, Page 0348
CD # 40 located February 13, 2010, Lot 2,SW4NE4S6, T4S, R39E, MDB &M, Book 291, Page 0349
CD # 41 located February 13, 2010, Lot3,SE4NW4S6, T4S, R39E, MDB &M, Book 291, Page 0350
CD # 42 located February 13, 2010, Lot 4,5S6, T4S, R39E, MDB &M, Book 291, Page 0351
CD # 43 located February 13, 2010, Lot 1,SE4NE4S1, T4S, R38E, MDB &M, Book 291, Page 0352
CD # 44 located February 13, 2010, Lot 2,SW4NE4S1, T4S, R38E, MDB &M, Book 291, Page 0353
CD # 45 located February 13, 2010, Lot 3,SE4MW4S1, T4S, R38E, MDB &M, Book 291, Page 0354
CD # 46 located February 13, 2010, Lot 4,SW4NW4, S1, T4S, R38E, MDB &M, Book 291, Page 0355
CD # 47 located February 13, 2010, Lot 1,SE4NE4S2, T4S, R38E, MDB &M, Book 291, Page 0356
CD # 48 located February 13, 2010, E2sE4S2, T3S, R38E, MDB &M, Book
291, Page 0357
CD # 49 located February 13, 2010, W2SE4S1, T4S, R38E, MDB &M, Book
291, Page 0358
CD # 50 located February 13, 2010, E2SW4S1, T4S, R38E, MDB &M, Book
291, Page 0359
CD # 51 located February 13, 2010, W2SE4S1, T4S, R38E, MDB &M, Book
291, Page 0360
CD # 52 located February 13, 2010, E2SE4S1, T4S, R38E, MDB &M, Book
291, Page 0361
CD # 53 located February 13, 2010, Lot 6,7S6, T4S, R39E, MDB &M, Book 291, Page 0362
CD # 54 located February 13, 2010, E2SW4S6, T4S, R39E, MDB &M, Book
291, Page 0363
CD # 55 located February 13, 2010, W2SE4S6, T4S, R39E, MDB &M, Book
291, Page 0364
CD # 56 located February 13, 2010, E2SE4S6, T4S, R39E, MDB &M, Book
291, Page 0365
CD # 57 located February 13, 2010, W2SE4S35, T3S, R38E, MDB &M, Book 291, Page 0366
CD # 58 located February 13, 2010, W2NE4S26, T3S, R38E, MDB &M, Book 291, Page 0367
CD # 59 located February 13, 2010, E2SE4S19, T3S, R39E, MDB &M, Book 291, Page 0368
CD # 60 located February 13, 2010, W2SE4S19, T3S, R39E, MDB &M, Book 291, Page 0369
CD # 61 located February 13, 2010, E2SW4S19, T3S, R39E, MDB &M, Book 291, Page 0370
CD # 62 located February 13, 2010, Lot 3,4S19, T3S, R39E, MDB &M, Book 291, Page 0371
CD # 63 located February 13, 2010, E2SE4S24, T3S, R38E, MDB &M, Book 291, Page 0372
CD # 64 located February 13, 2010, W2SE4S24, T3S, R38E, MDB &M, Book 291, Page 0373
CD # 65 located February 13, 2010, E2SW4S24, T3S, R38E, MDB &M, Book 291, Page 0374
CD # 66 located February 13, 2010, W2SW4S24, T3S, R38E, MDB &M, Book 291, Page 0375

Full Monty, consisting of approximately 5,760 acres
-------------------------------------------------
FM # 1 thru FM # 72, Association Placer Claim Group, Location Notices recorded in Nye County, Nevada:

FM # 1 located February 10, 2010, W2SE4S10, T5N, R41E, MDB &M, DOC #
740911
FM # 2 located February 10, 2010, E2SW4S10, T5N, R41E, MDB &M, DOC #
740912
FM # 3 located February 10, 2010, W2SW4S10, T5N, R41E, MDB &M, DOC #
740913
FM # 4 located February 10, 2010, E2SE4S9, T5N, R41E, MDB &M, DOC #
740914
FM # 5 located February 10, 2010, W2SE4S9, T5N, R41E, MDB &M, DOC #
740915
FM # 6 located February 10, 2010, E2SW4S9, T5N, R41E, MDB &M, DOC #
740916
FM # 7 located February 10, 2010, W2SW4S9, T5N, R41E, MDB &M, DOC #
740917
FM # 8 located February 10, 2010, E2SE4S8, T5N, R41E, MDB &M, DOC #
740918
FM # 9 located February 10, 2010, W2SE4S8, T5N, R41E, MDB &M, DOC #
740919
FM #10 located February 10, 2010, W2NE4S17, T5N, R41E, MDB &M, DOC #
740920
FM #11 located February 10, 2010, E2NE4S17, T5N, R41E, MDB &M, DOC #
740921
FM #12 located February 10, 2010, W2NW4S16, T5N, R41E, MDB &M, DOC #
740922
FM #13 located February 10, 2010, E2NW4S16, T5N, R41E, MDB &M, DOC #
740923
FM #14 located February 10, 2010, W2NE4S16, T5N, R41E, MDB &M, DOC #
740924
FM #15 located February 10, 2010, E2NE4S16, T5N, R41E, MDB &M, DOC #
740925
FM #16 located February 10, 2010, W2NW4S15, T5N, R41E, MDB &M, DOC #
740926
FM #17 located February 10, 2010, E2NW4S15, T5N, R41E, MDB &M, DOC #
740927
FM #18 located February 10, 2010, W2NE4S15, T5N, R41E, MDB &M, DOC #
740928
FM #19 located February 10, 2010, W2SE4S15, T5N, R41E, MDB &M, DOC #
740929
FM #20 located February 10, 2010, E2SW4S15, T5N, R41E, MDB &M, DOC #
740930
FM #21 located February 10, 2010, W2SW4S15, T5N, R41E, MDB &M, DOC #
740931
FM #22 located February 10, 2010, E2SE4S16, T5N, R41E, MDB &M, DOC #
740932
FM #23 located February 10, 2010, W2SE4S16, T5N, R41E, MDB &M, DOC #
740933
FM #24 located February 10, 2010, E2SW4S16, T5N, R41E, MDB &M, DOC #
740934
FM #25 located February 10, 2010, W2SW4S16, T5N, R41E, MDB &M, DOC #
740935
FM #26 located February 10, 2010, E2SE4S17, T5N, R41E, MDB &M, DOC #
740936
FM #27 located February 10, 2010, W2SE4S17, T5N, R41E, MDB &M, DOC #
740937
FM #28 located February 10, 2010, W2NE4S20, T5N, R41E, MDB &M, DOC #
740938
FM #29 located February 10, 2010, E2NE4S20, T5N, R41E, MDB &M, DOC #
740939
FM #30 located February 10, 2010, W2NW4S21, T5N, R41E, MDB &M, DOC #
740940
FM #31 located February 10, 2010, E2NW4S21, T5N, R41E, MDB &M, DOC #
740941
FM #32 located February 10, 2010, W2NE4S21, T5N, R41E, MDB &M, DOC #
740942
FM #33 located February 10, 2010, E2NE4S21, T5N, R41E, MDB &M, DOC #
740943
FM #34 located February 10, 2010, W2NW4S22, T5N, R41E, MDB &M, DOC #
740944
FM #35 located February 10, 2010, E2NW4S22, T5N, R41E, MDB &M, DOC #
740945
FM #36 located February 10, 2010, W2NE4S22, T5N, R41E, MDB &M, DOC #
740946
FM #37 located February 10, 2010, W2SE4S22, T5N, R41E, MDB &M, DOC #
740947
FM #38 located February 10, 2010, E2SW4S22, T5N, R41E, MDB &M, DOC #
740948
FM #39 located February 10, 2010, W2SW4S22, T5N, R41E, MDB &M, DOC #
740949
FM #40 located February 10, 2010, E2SE4S21, T5N, R41E, MDB &M, DOC #
740950
FM #41 located February 10, 2010, W2SE4S21, T5N, R41E, MDB &M, DOC #
740951
FM #42 located February 10, 2010, E2SW4S21, T5N, R41E, MDB &M, DOC #
740952
FM #43 located February 10, 2010, W2SW4S21, T5N, R41E, MDB &M, DOC #
740953
FM #44 located February 10, 2010, E2SE4S20, T5N, R41E, MDB &M, DOC #
740954
FM #45 located February 10, 2010, W2SE4S20, T5N, R41E, MDB &M, DOC #
740955
FM #46 located February 9, 2010, W2NE4S29, T5N, R41E, MDB &M, DOC #
740956
FM #47 located February 9, 2010, E2NE4S29, T5N, R41E, MDB &M, DOC #
740957
FM #48 located February 9, 2010, W2NW4S28, T5N, R41E, MDB &M, DOC #
740958
FM #49 located February 9, 2010, E2NW4S28, T5N, R41E, MDB &M, DOC #
740959
FM #50 located February 9, 2010, W2NE4S28, T5N, R41E, MDB &M, DOC #
740960
FM #51 located February 9, 2010, E2NE4S28, T5N, R41E, MDB &M, DOC #
740961
FM #52 located February 9, 2010, W2NW4S27, T5N, R41E, MDB &M, DOC #
740962
FM #53 located February 9, 2010, E2NW4S27, T5N, R41E, MDB &M, DOC #
740963
FM #54 located February 9, 2010, W2NE4S27, T5N, R41E, MDB &M, DOC #
740964
FM #55 located February 9, 2010, W2SE4S27, T5N, R41E, MDB &M, DOC #
740965
FM #56 located February 9, 2010, E2SW4S27, T5N, R41E, MDB &M, DOC #
740966
FM #57 located February 9, 2010, W2SW4S27, T5N, R41E, MDB &M, DOC #
740967
FM #58 located February 9, 2010, E2SE4S28, T5N, R41E, MDB &M, DOC #
740968
FM #59 located February 9, 2010, W2SE4S28, T5N, R41E, MDB &M, DOC #
740969
FM #60 located February 9, 2010, E2SW4S28, T5N, R41E, MDB &M, DOC #
740970
FM #61 located February 9, 2010, W2SW4S28, T5N, R41E, MDB &M, DOC #
740971
FM #62 located February 9, 2010, E2SE4S29, T5N, R41E, MDB &M, DOC #
740972
FM #63 located February 9, 2010, W2SE4S29, T5N, R41E, MDB &M, DOC #
740973
FM #64 located February 9, 2010, W2NE4S32, T5N, R41E, MDB &M, DOC #
740974
FM #65 located February 9, 2010, E2NE4S32, T5N, R41E, MDB &M, DOC #
740975
FM #66 located February 9, 2010, W2NW4S33, T5N, R41E, MDB &M, DOC #
740976
FM #67 located February 9, 2010, E2NW4S33, T5N, R41E, MDB &M, DOC #
740977
FM #68 located February 9, 2010, W2NE4S33, T5N, R41E, MDB &M, DOC #
740978
FM #69 located February 9, 2010, E2NE4S33, T5N, R41E, MDB &M, DOC #
740979
FM #70 located February 9, 2010, W2NW4S34, T5N, R41E, MDB &M, DOC #
740980
FM #71 located February 9, 2010, E2NW4S34, T5N, R41E, MDB &M, DOC #
740981
FM #72 located February 9, 2010, W2NE4S34, T5N, R41E, MDB &M, DOC #
740982